UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

WAITR HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200, Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 534-6881

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Leo Bogdanov

On May 22, 2020, Leonid (Leo) Bogdanov, age 33, was appointed as Chief Financial Officer and Chief Accounting Officer of Waitr Holdings Inc. (the “Company”). Prior to his appointment, Mr. Bogdanov was the Director of Financial Planning & Analysis for the Company from January 2019 to May 2020, and held the same role at BiteSquad.com, LLC (“Bite Squad”) from March 2018 until the Company’s acquisition of Bite Squad in January 2019. From September 2008 until joining Bite Squad, Mr. Bogdanov held various roles within the Deals practice of PriceWaterhouseCoopers LLP, focusing on advising corporate and private equity clients on both buy- and sell-side transactions across a variety of industries. Mr. Bogdanov is a CPA and received a Bachelor of Business Management from Gettysburg College.

Mr. Bogdanov will receive an annual salary of $200,000 and an award under the Waitr Holdings Inc. 2018 Omnibus Incentive Plan (the “Plan”) of 121,794 restricted stock units (the “RSUs”) that will each represent the right, subject to the terms and conditions of the Plan and the award agreement to be entered into for such RSUs, to the distribution of one share of the Company’s common stock if and when the underlying RSUs vest. The RSUs are subject to a three-year vesting schedule.

The Company also expects to enter into an indemnity agreement with Mr. Bogdanov in the form previously filed as Exhibit 10.20 to the Company’s Current Report on Form 8-K (File No. 333-227295) on November 21, 2018, which is incorporated by reference herein.

There is no arrangement or understanding between Mr. Bogdanov and any other person pursuant to which he was appointed as an executive officer of the Company, and there are no related party transactions in which Mr. Bogdanov has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. In addition, there is no family relationship between Mr. Bogdanov and any of the Company’s directors or other executive officers.

Resignation of Karl Meche

On May 22, 2020, Karl Meche resigned as Chief Accounting Officer of the Company. Mr. Meche’s decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: May 27, 2020	By:	/s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

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